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                                                                   EXHIBIT 10.25

                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT dated as of December 7, 1999 (this "Agreement"), by World Access, Inc., a Delaware corporation ("Pledgor"), in favor of Bank of America, N.A., a national banking association, in its capacity as Administrative Agent pursuant to the Credit Agreement described below ("Administrative Agent") and each lender a party to the Credit Agreement from time to time (singly, a "Secured Party" and collectively "Secured Parties").

                                  BACKGROUND.

         (1) Secured Parties, Administrative Agent, Telco Systems, Inc. and World Access Holdings, Inc. (the "Company") have entered into the First Amended and Restated Credit Agreement dated as of December 7, 1999 (as the same may be supplemented, amended and modified from time to time, being the "Credit Agreement").

         (2) It is the intention of the parties hereto that this Agreement and the steps contemplated hereby will create a first priority security interest securing the payment of the obligations set forth in Section 1.02 hereof.

         (3) It is a condition precedent to the extension of credit under the Credit Agreement that Pledgor shall have executed and delivered this Agreement.

                                   AGREEMENT.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Secured Parties to make the Advances under the Credit Agreement, Pledgor hereby agrees with Administrative Agent, for its benefit and the ratable benefit of Secured Parties, as follows:

ARTICLE I.  PLEDGE

         1.01. Pledge. Pledgor hereby grants, pledges, assigns, hypothecates, and transfers to Administrative Agent, for its benefit and the ratable benefit of Secured Parties, a first and prior pledge and security interest in all Capital Stock owned by Pledgor in all Persons and each other Person which is a successor to such Persons (singly, an "Issuer" and collectively, "Issuers"), now or hereafter owned beneficially or of record by Pledgor and any certificate or instrument evidencing such interest, including, without limitation, the interests listed on Schedule 1 hereto; and without affecting the obligation of Pledgor or Issuer under any agreement prohibiting such action, in the event of any consolidation or merger in which each Issuer is not the surviving entity, or in the event of any sale, lease, transfer or other disposition of all or substantially all of the assets of such Issuer,


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all Capital Stock, equity, partnership, limited liability company ("LLC") or other interest of the successor entity formed by or resulting from such consolidation or merger, or of the Person to which such sale, lease, transfer or other disposition shall have been made, owned by Pledgor, and all proceeds and products of the foregoing (collectively, "Collateral"), to secure the payment and performance of the Obligations (as defined below).

         1.02. Description of Obligations. The security interest granted by Pledgor shall secure the payment and performance of any and all obligations now or hereafter existing of the Company, Pledgor or any Subsidiary of the Pledgor, and any other Obligor (other than Administrative Agent or Secured Parties) under the Credit Agreement and the Loan Papers, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, premium, expenses, indemnification or otherwise (all such obligations of the Company, Pledgor, each of its Subsidiaries, and each other Obligor together with the "Obligations" as defined in the Credit Agreement being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Company, Pledgor, each of its Subsidiaries or any other Obligor to Administrative Agent or any Secured Party under any Loan Paper, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company, Pledgor, each of its Subsidiaries or any other Obligor (including all such amounts which would become due but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of the Company, Pledgor, any of its Subsidiaries, or any other Obligor under any Debtor Relief Law).

ARTICLE II.  REPRESENTATIONS AND WARRANTIES

         2.01. Representations and Warranties Concerning Pledgor. Pledgor represents and warrants to Administrative Agent and each Secured Party that (a) the chief place of business and chief executive office of Pledgor at 945 East Paces Ferry Road, Suite 2240, Atlanta, Georgia 30326; and (b) no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Tribunal is required (i) for the pledge by Pledgor of the Collateral pledged by it hereunder, for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest), or (iii) for the exercise by Administrative Agent of the Rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

         2.02. Representations and Warranties Concerning Collateral. Pledgor represents and warrants to Administrative Agent and each Secured Party that (a) Pledgor is the sole legal and beneficial owner of the Collateral pledged by it free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement or as otherwise permitted by the Credit Agreement; (b) no effective financing statement or other similar document used to perfect and preserve a security interest under the Laws of any jurisdiction


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covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Administrative Agent relating to this Agreement and as otherwise permitted by the Credit Agreement; (c) Schedule 1 is a complete and correct description of all interest of Pledgor in each of its Subsidiaries, including each class of interest and number of units or percentage of ownership owned by Pledgor; (d) the pledge, assignment, and delivery of the Collateral hereunder, and filing of an appropriate financing statement, create a valid first and prior perfected security interest in the Collateral, securing the Obligations; (e) the Capital Stock pledged hereunder is duly authorized, validly issued, fully paid, and non-assessable and were not issued in violation of the Rights of any Person; (f) no unpaid capital call or dispute exists with respect to any of the Collateral; (g) none of the Collateral is evidenced by a certificate, instrument or other writing that has not been delivered to Administrative Agent; (h) the interest of Pledgor in each of its Subsidiaries is a 100% interest of all Capital Stock of Pledgor's Subsidiaries specified on Schedule 1 unless otherwise indicated on Schedule 1; (i) none of the Collateral is subject to any buy-sell, voting trust, transfer restriction (other than transfer restrictions arising under the Exchange Act), preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement, which consent has not been obtained; (j) Pledgor is organized pursuant to the articles of incorporation, partnership agreement, LLC agreement, bylaws or other articles of governance, and no other agreement amends the rights of Pledgor under such documents; and (k) Pledgor's federal taxpayer identification number is ____________. The delivery at any time by Pledgor to Administrative Agent of Collateral shall constitute a representation and warranty by Pledgor under this Agreement that, with respect to such Collateral, Pledgor is the sole legal and beneficial owner of the Collateral, and that the matters set forth in this Section 2.02 are true and correct with respect to such Collateral.

         2.03. Representations and Warranties Concerning Benefit. Pledgor represents and warrants to Administrative Agent and each Secured Party that (a) the value of the consideration received and to be received by Pledgor is reasonably worth at least as much as the liability and obligation of Pledgor hereunder, and such liability and obligation may reasonably be expected to benefit Pledgor directly or indirectly; and (b) none of Administrative Agent, Secured Party or any other Person has made any representation, warranty or statement to Pledgor (other than as provided in the Loan Papers) in order to induce Pledgor to execute this Agreement.

ARTICLE III.  COVENANTS

         3.01. Affirmative Covenants. Pledgor covenants and agrees (a) promptly to deliver to Administrative Agent all instruments, certificates, documents, or agreements evidencing any of the Collateral; (b) promptly to notify Administrative Agent of any material change in any fact or circumstances warranted or represented by Pledgor in this Agreement or in any other Loan Paper; (c) promptly to notify Administrative Agent of any claim, action, or proceeding affecting Pledgor's title to the Collateral, or any part thereof, or the security interest therein granted hereunder, and, at the request of Administrative Agent, appear in and defend, at Pledgor's expense, any such action or proceeding; and (d) promptly to pay to Administrative Agent the amount of all court costs and reasonable attorney's fees incurred by Administrative Agent hereunder.


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         3.02.    Negative Covenants. Pledgor covenants and agrees that it shall not (a) create any other security interest or pledge in, mortgage or otherwise encumber the Collateral or any part thereof, or permit the same to be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, or grant any option, warrant, or other Rights in the Collateral in favor of any Person other than Administrative Agent; (b) except as permitted under the Credit Agreement, cause or permit any Issuer to authorize and issue any additional Capital Stock, or take any other action that would otherwise dilute any of the Collateral; (c) except as permitted in the Credit Agreement, approve any amendment to the articles of incorporation, partnership agreement, LLC agreement, bylaws, or other organizational or governance document of any Issuer; (d) except as permitted in the Credit Agreement, permit the merger, consolidation or dissolution of any Issuer; or (e) sell, lease, transfer or otherwise dispose of any Collateral in any manner.

         3.03. Right to Distributions. With respect to any certificates, bonds, or other instruments or securities constituting a part of the Collateral, Administrative Agent shall have authority during the continuance of an Event of Default, without notice to Pledgor, either to have the same registered in Administrative Agent's name or in the name of a nominee, and, with or without such registration, to demand of the issuer thereof, and to receive and receipt for, any and all Distributions (including any stock or similar dividend or distribution) payable in respect thereof, whether they be ordinary or extraordinary. Subject to the next sentence hereof, if Pledgor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a Distribution in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or Rights arising from or relating to any of the Collateral, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, Pledgor agrees to accept the same as Administrative Agent's agent and to hold the same in trust on behalf of and for the benefit of Administrative Agent, and to deliver the same immediately to Administrative Agent in the exact form received, with appropriate undated stock, partnership interest, LLC membership interest, or similar powers, duly executed in blank, to be held by Administrative Agent, subject to the terms hereof, as Collateral. Unless an Event of Default is in existence or would occur as a result thereof, Pledgor shall be entitled to receive and utilize for its own purposes, all cash Distributions (other than Distributions constituting a return of capital) paid in respect of any of the Collateral. Administrative Agent shall be entitled to all Distributions, and to any sums paid upon or in respect of any Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof or which constitute a return of capital which shall be paid to Administrative Agent to be held by it as additional collateral security for the Obligations and application to the Obligations at the discretion of Administrative Agent. All Distributions paid or distributed in respect of the Collateral which are received by Pledgor in violation of this Agreement shall, until paid or delivered to Administrative Agent, be held by Pledgor in trust as additional Collateral for the Obligations.

         3.04. Records of Collateral. Pledgor at all times shall maintain accurate books and records concerning the Collateral. Pledgor shall cause all issuers of the Collateral to mark immediately all


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books and records of issue, registration, and transfer relating to the
Collateral, with an entry showing the collateral assignment of the Collateral to Administrative Agent.

         3.05. Information and Inspection. Subject to the terms and provisions of Section 6.03 of the Credit Agreement, Pledgor shall, and shall cause each Issuer to, (a) allow Administrative Agent to inspect and copy, or at the option of Administrative Agent, furnish copies of, all records relating to the Collateral and the Obligations; and (b) furnish Administrative Agent such information as it may request with respect to the Collateral, any Distributions thereon, and any proceeds thereof, at the time and in the form requested by Administrative Agent.

         3.06. Indemnity and Expenses. (a) Pledgor shall indemnify Administrative Agent and each Secured Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), expressly including such claims, losses or liabilities arising out of mere negligence of Administrative Agent or any Secured Party, except claims, losses or liabilities resulting from Administrative Agent's or any Secured Party's gross negligence or willful misconduct.

         (b) Pledgor will upon demand pay to Administrative Agent and each Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Administrative Agent and each Secured Party may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the Rights of Administrative Agent or any Secured Party hereunder or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

         (c) Any payment made or cost borne by Administrative Agent and each Secured Party shall be a part of the Obligations, shall be payable upon demand, and shall bear interest as provided in the Credit Agreement.

         3.07. Additional Documents. Pledgor, at its expense, shall take all action, and execute and deliver such further instruments, agreements, blank stock, partnership interest, LLC membership interest, or similar powers, and assignments as Administrative Agent shall deem necessary or appropriate to obtain, maintain, and perfect the security interest hereunder, including the security interest in after-acquired Collateral granted herein, and to enable Administrative Agent to comply with all applicable federal or state Law, in order to obtain or perfect Administrative Agent's interest in the Collateral, to effect its Rights hereunder, or to obtain Distributions and other proceeds of the Collateral as provided herein.

         3.08. Additional Collateral. Upon acquisition by Pledgor of any additional interest in any Issuer, Pledgor shall be deemed to grant hereunder, and shall cause to be granted, Liens and security interests on such interest to Administrative Agent, as security for the Obligations. Pledgor agrees to take, and to cause to be taken, at its own cost and expense, such actions as Administrative Agent shall deem necessary or appropriate to create, evidence, and perfect such Liens and assure the first priority of such Liens.


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ARTICLE IV.  RIGHTS AND POWERS OF ADMINISTRATIVE AGENT

         4.01. Remedies upon Default. Administrative Agent, during the continuance of an Event of Default and without liability to Pledgor, may without notice or demand: obtain from any Person information regarding Pledgor, any issuer of the Collateral, or any of their businesses, which information any such Person also may furnish without liability to Pledgor or any other Person; require Pledgor to give possession or control of any of the Collateral to Administrative Agent; endorse as Pledgor's agent or attorney-in-fact any instruments or documents representing proceeds of the Collateral; unless earlier permitted hereunder, take control of funds generated by the Collateral and any other proceeds, and exercise all other Rights which an owner of such Collateral may exercise; at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee; vote any Collateral and exercise any Rights with respect thereto; and demand, collect, convert, redeem, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon the Collateral, in its own name for the benefit of Secured Parties, or in the name of Pledgor, as Administrative Agent may determine. Neither Administrative Agent nor any Secured Party shall be liable for failure to collect any Distribution or other proceeds, or for any act or omission on the part of Administrative Agent, its officers, agents, employees, or other representatives, except willful misconduct and gross negligence. The foregoing Rights of Administrative Agent shall be in addition to, and not a limitation upon, any Right of Administrative Agent given by Law, elsewhere in this Agreement or any other Loan Papers, or otherwise.

         4.02. Right of Administrative Agent to Notify Issuers. At any time during the continuance of an Event of Default and at such other times as Administrative Agent is entitled to receive Distributions and other property constituting Collateral pursuant to the terms of this Agreement, Administrative Agent may notify issuers of the Collateral to make payments of the applicable Distributions directly to Administrative Agent and Administrative Agent may take control of all applicable proceeds of any Collateral. Until Administrative Agent elects to exercise such Right, during the continuance of an Event of Default, Pledgor, as agent of Administrative Agent, shall collect and segregate all Distributions and other amounts paid or distributed with respect to the Collateral.

         4.03. Delivery of Receipts to Administrative Agent. Upon Administrative Agent's demand during the continuance of an Event of Default, Pledgor shall deposit, upon receipt and in the form received, with any necessary endorsement, all payments received as proceeds of or otherwise in connection with the Collateral, in a special bank account in a bank of Administrative Agent's choice over which Administrative Agent alone shall have power of withdrawal. The funds in such account shall secure the Obligations. Administrative Agent is authorized, and is hereby appointed during the continuance of an Event of Default, Pledgor's attorney-in-fact, to make any endorsement in Pledgor's name and behalf. Pending such deposit, Pledgor shall not mingle any such payments with any of Pledgor's other funds or property, but shall hold them separate and upon an express trust for Administrative Agent. During the continuance of an Event of Default, Administrative Agent may from time to time apply the whole or any part of the funds in the special account against the Obligations.


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         4.04.    Voting Rights. It is expressly understood and agreed that
Pledgor shall retain all voting or management rights to the Collateral unless an Event of Default shall exist and be continuing, at which time such voting rights shall transfer to or be exercised as directed by Administrative Agent, at its sole discretion; provided, however, that no voting or management rights shall be exercised, vote cast, consent, waiver, or ratification given, or action taken by Pledgor which would be inconsistent with or violate any provision of this Agreement or any other Loan Paper.

         4.05. Realization upon Collateral. During the continuance of an Event of Default, Administrative Agent, without notice or demand, but subject to any limitations or restrictions imposed by applicable Law, may exercise any Right of a secured party under the Uniform Commercial Code of Texas or any other applicable jurisdiction ("UCC"), this Agreement, any other Loan Papers, or otherwise and also may (i) require Pledgor to, and Pledgor hereby agrees that it will at its expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Administrative Agent may deem commercially reasonable. Unless the Collateral is of a type customarily sold on a recognized market, Administrative Agent shall give Pledgor reasonable written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Pledgor agrees that ten days advance written notice thereof shall constitute reasonable notice. Administrative Agent shall not be obligated to make any sale of Collateral, regardless of notice of sale having been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Expenses of retaking, holding, preparing for sale, selling, or the like shall include Administrative Agent's reasonable attorneys' fees and legal expenses, and constitute a portion of the Obligations. During the continuance of an Event of Default, Administrative Agent shall be entitled to immediate possession of all books and records maintained by Pledgor with respect to the Collateral, and shall have the authority to enter upon any premises upon which any of the same may be situated and remove the same therefrom without liability. Upon disposition of Collateral during an Event of Default, Pledgor shall be entitled to any surplus with respect to the Collateral following payment in full of the Obligations and termination hereof, and shall be liable to Administrative Agent for any deficiency with respect thereto. All cash proceeds received by Administrative Agent upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

         First: To the payment of all out-of-pocket expenses incurred in connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and disbursements;


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         Second: To the payment of the Obligations as provided in the Credit
         Agreement and in such order and in such manner consistent with applicable Laws as Administrative Agent in its discretion shall decide; and

         Third: To the extent of the balance (if any) of such proceeds, to the payment to Pledgor or other Person legally entitled thereto.

         Non-cash proceeds of any disposition of Collateral available to satisfy the Obligations shall be applied to the Obligations in such order and in such manner consistent with applicable Law as Administrative Agent in its discretion shall decide.

         4.06.    Securities and Other Laws; Contractual Restrictions;
Registration.

         (a) Because of the Securities Act of 1933, as amended ("Securities Act"), and other Laws, including, without limitation, state "blue sky" laws, or contractual restrictions or agreements imposed upon certain Persons, there may be legal restrictions or limitations affecting Administrative Agent in any attempts to dispose of the Collateral and the enforcement of its Rights hereunder. For these reasons, Administrative Agent is hereby authorized by Pledgor, but not obligated, during the continuance of any Event of Default, to sell or otherwise dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or the rules and regulations promulgated thereunder, or any other Law. Administrative Agent is also hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Administrative Agent may deem required or appropriate under the Securities Act or other securities Laws or other Laws or contractual restrictions or agreements in the event of a sale or disposition of any Collateral. Pledgor clearly understands that Administrative Agent may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and sold in the open market. No sale so made in good faith by Administrative Agent shall be deemed to be not "commercially reasonable" because so made. Pledgor agrees that in the event Administrative Agent shall, during the continuance of an Event of Default, sell the Collateral or any portion thereof at any private sale or sales, Administrative Agent shall have the Right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to Administrative Agent, as to the best price reasonably obtainable upon such a private sale thereof. In the absence of fraud, such reliance shall be evidence that Administrative Agent handled such matter in a commercially reasonable manner under applicable Law.

         (b) If Administrative Agent shall determine to exercise its Right to sell any or all of the Collateral, and if in the opinion of counsel for Administrative Agent it is necessary, or if in the opinion of Administrative Agent it is advisable, to have the Collateral or that portion thereof to be sold, registered under the provisions of the Securities Act, Pledgor will, to the fullest extent it has the capability to do so, cause the issuers of the Collateral contemplated to be sold to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at Pledgor's


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expense, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Administrative Agent advisable to register the Collateral or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as Administrative Agent may deem appropriate to facilitate the sale or other disposition of such Collateral from the date of the first public offering of the Collateral or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act. Pledgor shall use its best efforts to cause each Issuer to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which Administrative Agent shall designate and to cause each Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act and applicable "blue sky" laws.

         4.07.    Further Approvals Required.

         (a) In connection with the exercise by Administrative Agent of its Rights hereunder that effects the disposition of or use of any Collateral, it may be necessary to obtain the prior consent, waiver or approval of Tribunals and other Persons to a transfer or assignment of Collateral, including, without limitation, the FCC.

         (b) Pledgor hereby agrees, during the continuance of an Event of Default, to execute, deliver, and file, and hereby appoints (to the extent permitted under applicable Law) Administrative Agent as its attorney-in-fact, during the continuance of an Event of Default, to execute, deliver, and file on Pledgor's behalf and in Pledgor's name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Administrative Agent's opinion, to obtain such consents, waivers or approvals. Pledgor acknowledges that there is no adequate remedy at Law for failure by it to comply with the provisions of this Section 4.07 and that such failure would not be adequately compensable in damages, and therefore agrees that this Section 4.07 may be specifically enforced.

         4.08. Convertible Securities. During the continuance of an Event of Default, Administrative Agent may present for conversion any Collateral which is convertible into any other instrument, investment security, or cash. Administrative Agent shall not have any duty, however, to present for conversion any of the Collateral, unless it shall have received from Pledgor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible and such conversion does not violate any provisions of any Loan Paper.

         4.09. Issuer Liabilities. By taking a security interest in the Collateral pursuant to this Agreement, neither Administrative Agent nor any Secured Party assumes, accepts, or becomes liable with respect to any debts, liabilities, or obligations of or owed to any issuer of any Collateral.


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         04.10. Power of Attorney. PLEDGOR HEREBY IRREVOCABLY GRANTS TO
ADMINISTRATIVE AGENT PLEDGOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO VOTE ANY COLLATERAL AND, DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, APPOINTS ADMINISTRATIVE AGENT PLEDGOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF ADMINISTRATIVE AGENT'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK, PARTNERSHIP INTEREST, OR LLC MEMBERSHIP INTEREST POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

ARTICLE V.  MISCELLANEOUS

         5.01. Cumulative Rights. All Rights of Administrative Agent and Secured Parties under the Loan Papers are cumulative of each other and of every other Right which Administrative Agent and Secured Parties may otherwise have at Law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more Rights shall not prejudice or impair the concurrent or subsequent exercise of any other Right.

         5.02. Administrative Agent's and Secured Parties' Duties. The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent's and Secured Parties' interest in the Collateral and shall not impose any duty upon Administrative Agent or any Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Administrative Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve Rights against prior parties or any other Rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Administrative Agent accords its own property. Except as provided in this Section 5.02, Administrative Agent shall not have any duty or liability to protect or preserve any Collateral or to preserve Rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Administrative Agent or any Secured Party, and neither Administrative Agent nor any Secured Party shall be required or obligated, to (a) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) notify Pledgor of any decline in the value of any Collateral.

         5.03. Waiver. Should any part of the Obligations be payable in installments, the acceptance by Administrative Agent or any Secured Party at any time and from time to time of partial payment of the aggregate amount of all installments then matured shall not be deemed as a waiver of any Event of Default then existing. No waiver of any

Event of Default shall be deemed to be a waiver of any other subsequent Event of Default, nor shall any such waiver be deemed to be a continuing waiver. No delay or omission by Administrative Agent or any Secured Party in exercising any Right hereunder, or under any other Loan Papers shall impair any such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof or the exercise of any other Right of Administrative Agent or any Secured Party hereunder or under such other agreements.

         5.04. Waivers by Pledgor. Pledgor waives notice of the creation, advance, increase, existence, extension, or renewal of, or of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any Default or Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Parties, in its or their discretion, without notice to Pledgor. Pledgor waives (a) any claim that, as to any part of the Collateral, a public sale, should Administrative Agent elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH ADMINISTRATIVE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF ADMINISTRATIVE AGENT'S RIGHTS HEREUNDER, AND (C) ALL RIGHTS OF REDEMPTION, APPRAISAL OR VALUATION.

         5.05. Other Parties and Other Collateral. No renewal, increase, or extension of or any other indulgence with respect to, the Obligations or any part thereof, no release, exchange, or taking of any security, no release of any Person (including Pledgor, any of Pledgor's Subsidiaries, maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, no delay or omission or lack of diligence or care in exercising any Right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement, and no other circumstance or event which might constitute a defense available to or discharge of Pledgor, any of Pledgor's Subsidiaries or any other Person, shall in any manner impair or affect the Rights of Administrative Agent or any Secured Party hereunder, under any other Loan Papers, at Law, or in equity. Neither Administrative Agent nor any Secured Party need file suit or assert a claim for personal judgment against any Person for any part of the Obligations or seek to realize upon any other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Pledgor waives any Right to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that neither Administrative Agent nor any Secured Party shall have any duty or obligation to Pledgor to apply any such other security or proceeds thereof to the Obligations. Pledgor hereby waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligations or require suit against any of Pledgor's Subsidiaries, or others, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended,
Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, or Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

         5.06. Continuing Security Interest. This Agreement constitutes a continuing security interest in the Collateral, and shall remain in full force and effect until final payment and performance in full of the Obligations, and termination of all commitments and the other Loan Papers.

         5.07. Rate Provision. It is not the intention of any party to any Loan Paper to make an agreement violative of the Laws of any applicable jurisdiction relating to usury. In no event shall Pledgor be obligated to pay any amount in excess of the maximum amount of interest permitted under applicable Law. If from any circumstances Administrative Agent or any Secured Party shall ever receive anything of value deemed excess interest under applicable Law, an amount equal to such excess shall be applied to the reduction of the outstanding balance of the Obligations and any remainder shall be promptly refunded to the payor.

         5.08. Parties Bound. This Agreement shall be binding on Pledgor and its successors, assigns, and other legal representatives, and shall inure to the benefit of Administrative Agent and Secured Parties, and their respective successors and assigns; provided, however, that Pledgor may not assign its Rights or obligations hereunder without the prior written consent of Administrative Agent. The Rights, powers, and interests held by Administrative Agent and Secured Parties hereunder may be transferred or assigned, in whole or in part, in accordance with the Credit Agreement, without the consent of Pledgor.

         5.09. Notices and Deliveries.

         (a) Manner of Delivery. All notices, communications and materials to be given or delivered pursuant to this Agreement shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing. All written notices, communications and materials shall be sent by registered or certified mail, postage prepaid, return receipt requested, by telecopier, or delivered by hand. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent Administrative Agent or Pledgor has acted in reliance on such telephonic notice.

         (b) Addresses. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

         (i)      if to Pledgor, to it at:

                  World Access, Inc.
                  945 East Paces Ferry Road
                  Suite 2240
                  Atlanta, GA 30326
                  Telephone No.: (404) 231-2025
                  Telecopier No.: (404) 365-9847
                  Attention: Chief Executive Officer

                  With a copy (which shall not constitute notice) to:

                  Rogers & Hardin LLP
                  2700 International Tower
                  229 Peachtree Street NE
                  Atlanta, GA 30303
                  Telephone No.: (404) 522-4700
                  Facsimile No.: (404) 525-2224
                  Attention: Steven E. Fox, Esq.

         (ii)     If to the Administrative Agent:

                  Bank of America, N.A.
                  901 Main Street, 64th Floor
                  Dallas, Texas  75202
                  Telephone No.: (214)508-9588
                  Facsimile:     (214)508-9390

                  Attention:     Mr. David Williams, Vice President

                  with a copy to:

                  Donohoe, Jameson & Carroll, P.C.
                  3400 Renaissance Tower
                  1201 Elm Street
                  Dallas, Texas  75270
                  Telephone:     (214) 698-3867
                  Telecopy:      (214) 744-0231

                  Attention:     Michael Cuda
or at such other address or, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address."

         (c) Effectiveness. Each notice, communication and any material to be given or delivered to Administrative Agent or Pledgor pursuant to this Agreement shall be effective or deemed delivered or furnished (i) if sent by mail, on the fifth Business Day after such notice, communication or material is deposited in the mail, addressed as above provided, (ii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate number determined as above provided in this Section 5.09 and the appropriate receipt is received or otherwise acknowledged, (iii) if sent by hand delivery or overnight courier, when left at the address of the addressee addressed as above provided, and (iv) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered except that notices of a change of address, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be effective until received.

         5.10. Modifications; Amendments; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.11. Financing Statement. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement. Pledgor hereby authorizes Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to any Collateral, without the signature of Pledgor where permitted by Law.

         5.12. Definitions. Unless otherwise defined in this Agreement, terms used herein shall have the meanings set forth in the Credit Agreement. Unless the context indicates otherwise or the terms are otherwise defined herein, definitions in the UCC apply to words and phrases in this Agreement. "Pledgor" and "Issuer" include, without limitation, such Person, such Person's heirs, successors and assigns, such Person as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets under any Law.

         5.13. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

         5.14. Counterparts. This Agreement and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         5.15. Control.

         (a) Notwithstanding anything herein to the contrary, this Agreement, the other Loan Papers, and the transactions contemplated hereby and thereby (i) prior to a foreclosure of the Liens granted under this Agreement and the other Loan Papers, do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of Pledgor, any issuer of any Collateral or any Subsidiary of Pledgor by Administrative Agent or Secured Parties, or control, affirmative or negative, direct or indirect, by Administrative Agent or Secured Parties over the management or any other aspect of the operation of Pledgor, any issuer of Collateral or any Subsidiary of Pledgor which ownership and control remains exclusively and at all times in Pledgor such Subsidiary of Pledgor or any issuer of Collateral, and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any license or certificate at any time issued by the FCC or other applicable Tribunal to Pledgor, any issuer of Collateral or any Subsidiary of Pledgor ("License"), or the transfer of control of Pledgor, any issuer of Collateral or any Subsidiary of Pledgor within the meaning of Section 310(d) of the Communications Act of 1934, as amended, or any other applicable laws.

         (b) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral, as provided herein or any other action taken or proposed to be taken by Administrative Agent hereunder which would affect the operational, voting, or other control of Pledgor, any Subsidiary of Pledgor or any issuer of Collateral or any Subsidiary of any issuer of Collateral, shall be in accordance with applicable Law.

         (c) Subject to Section 5.15(e), if an Event of Default shall have occurred and be continuing, Pledgor shall take any action which Administrative Agent may reasonably require in order to transfer and assign to Administrative Agent, or to such one or more third parties as Administrative Agent may designate or to a combination of the foregoing, each License of the Pledgor, each Subsidiary or any issuer of the Collateral. To enforce the provisions of this Section 5.15, Administrative Agent is empowered, during the continuance of an Event of Default, to require the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC or other applicable Tribunal an involuntary transfer of control of each such License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuance of an Event of Default, Pledgor shall further use its best efforts to assist in obtaining approval of the FCC or other applicable Tribunal, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution, and filing with the FCC or other applicable Tribunal of the assignor's or transferor's portion of any application or applications for consent to the assignment of any License or transfer of control necessary or appropriate under the rules and regulations of the FCC or other applicable Tribunal for approval of the transfer or assignment of any portion of the Collateral, together with any License.

         (d) Pledgor acknowledges that the assignment or transfer of each License of Pledgor, each Subsidiary and issuer of the Collateral is integral to Administrative Agent's and Secured Parties' realization of the value of the collateral pledged by Pledgor, that there is no adequate remedy at law for failure by Pledgor to comply with the provisions of this Section 5.15 and that such failure would not be adequately compensable in damages, and therefore agrees, without limiting the right of Administrative Agent to seek and obtain specific performance of other obligations of Pledgor contained in this Agreement, that the agreements contained in this Section 5.15 may be specifically enforced.

         (e) Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Paper, Administrative Agent shall not, without first obtaining the approval of the FCC or any other applicable Tribunal, take any action pursuant to this Agreement which would constitute or result in any assignment of a License of Pledgor, each Subsidiary or issuer of the Collateral or any change of control of Pledgor, any Subsidiary of Pledgor or any issuer of any Collateral or any Subsidiary of any issuer of Collateral, if such assignment or change in control would require, under then existing Law (including the written rules and regulations promulgated by the FCC or other applicable Tribunal), the prior approval of the FCC or such other Tribunal.

         5.16. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (OTHER THAN THE CONFLICT OF LAWS RULES THEREOF AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS).

         5.17. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT AND PLEDGOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         5.18. Administrative Agents Right to Use Agents. Administrative Agent may exercise its Rights under this Agreement through an agent or other designee.

         5.19. No Interference, Compensation or Expense. Administrative Agent may exercise its Rights under this Agreement (a) without resistance or interference by Pledgor and (b) without payment of any rent, license fee or compensation of any kind to Pledgor.

         5.20. Waiver of Subrogation. Pledgor shall not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or Liens of Administrative Agent or any Secured Party or any other Person against Pledgor, any of Pledgor's Subsidiaries or any other Person on all or any part of the Obligations or any collateral or other security, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against Pledgor, any of Pledgor's Subsidiaries or any other Person on all or any part of the Obligations or any collateral or any security, and Pledgor hereby agrees not to exercise any and all of the foregoing rights, and any right to participate in, any collateral or other security given to Administrative Agent or any Secured Party or any other Person to secure payment of the Obligations, however any such rights arise, whether hereunder or any other Loan Paper or by operation of Law until the Obligations shall have been paid indefeasibly in full in cash and no commitments of any Lender remain outstanding; and thereafter Pledgor will be subrogated to the position of the Lenders to the extent of the payments made by Pledgor. If any amount shall be paid to Pledgor in violation of the immediately preceding sentence and the Obligations shall not have been paid indefeasibly in full in cash or any commitment of any Lender shall remain outstanding, such amount shall be deemed to have been paid to Pledgor for the benefit of, and held in trust for the benefit of, the Lenders, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. The provisions of this Section 5.20 shall survive the termination of this Agreement, and any satisfaction and discharge of Pledgor and each other Person by virtue of any payment, court order, or Law.

         5.21. Loan Paper. This Agreement is a Loan Paper executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         5.22. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         5.23. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN PAPERS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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                                      18

         IN WITNESS WHEREOF, Pledgor has executed this Pledge Agreement as of the date first set forth above.



                                       WORLD ACCESS, INC.



                                       /s/ Michael F. Mies
                                       ----------------------------------------
                                       By: Michael F. Mies
                                          -------------------------------------
                                       Its: Vice President and Treasurer
                                           ------------------------------------

                                   SCHEDULE 1


                                                  Number and                        Percentage
                Issuer                          Class of Units                       Interest
                ------                          --------------                       --------
FCI (GP), LLC                              Certificate No. ____ for                    100%
                                                _____  shares

FaciliCom International,                   Certificate No. ____ for                    100%
LLC                                             _____ shares


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